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                                                                EXHIBIT 10.1(e)


                                ACKNOWLEDGEMENT

                           Dated as of July 25, 2002



The CIT Group/Business Credit, Inc.,
as Administrative Agent, Syndication Agent and Collateral Agent

Each Lender (as defined below) party to, the Credit Agreement (as defined below)

Ladies and Gentlemen:

         Reference is made to that certain Credit Agreement dated August 3, 2001 by and among Arris International, Inc., a Delaware corporation ("COMPANY"), Arris Interactive L.L.C., a Delaware limited liability company ("ARRIS INTERACTIVE"), each of Company's subsidiaries listed on the signature pages thereof (Company, Arris Interactive and each such subsidiary are collectively referred to on a joint and several basis, as the "BORROWERS"), the financial institutions listed on the signature pages thereof (collectively, the "LENDERS"), Credit Suisse First Boston, as syndication agent for Lenders, lead arranger and book running manager, and The CIT Group/Business Credit, Inc., as administrative agent and collateral agent (in such capacity, the "ADMINISTRATIVE Agent") for Lenders, as amended by that certain First Amendment to Credit Agreement dated as of January 8, 2002, as supplemented by that certain Acknowledgement dated as of March 21, 2002, as further amended by that certain Second Amendment to Credit Agreement dated as of April 17, 2002, as further amended by that certain Third Amendment to Credit Agreement dated as of April 24, 2002 and as further amended by that certain Fourth Amendment to Credit Agreement dated as of May 31, 2002 (as so amended, restated, supplemented or otherwise modified as of the date hereof, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the meanings herein as set forth in the Credit Agreement.

         The Borrowers and the Lenders hereby acknowledge and agree that solely for purposes of calculating the Consolidated Fixed Charge Coverage Ratio in accordance with subsection 7.6A of the Credit Agreement for each of the four-Fiscal Quarter periods ending June 30, 2002, September 30, 2002, December 31, 2002 and March 31, 2003, Consolidated EBITDA shall be increased by an amount equal to the actual amount deducted by Holdings and its Subsidiaries from the calculation of Consolidated Net Income during the second Fiscal Quarter of 2002 in connection with the inability of Holdings and its Subsidiaries to collect certain receivables of Adelphia Communications Corp.; provided, that the maximum aggregate amount that shall be included in Consolidated EBITDA in connection with such receivables shall not exceed $20,200,000.

         Except as specifically set forth in this acknowledgement (the "ACKNOWLEDGEMENT"), the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and performance of this


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Acknowledgement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         THIS ACKNOWLEDGEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         This Acknowledgement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Acknowledgement shall become effective upon (i) receipt by Administrative Agent of a fee equal to $150,000, to be distributed among each Lender that has executed and delivered a counterpart of this Acknowledgment, in proportion to the amount of each such Lender's Revolving Loan Exposure to the aggregate amount of the Revolving Loan Exposure of all such Lenders, and (ii) the execution of a counterpart hereof by each of the Borrowers and the Requisite Lenders and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.


         [The Remainder Of This Page Has Been Left Blank Intentionally]


                                       2
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                  IN WITNESS WHEREOF, each party hereto has executed this
letter agreement on the date first above written.


                                    Sincerely,

                                    ARRIS INTERNATIONAL, INC.


                                    By:
                                       ----------------------------------------
                                       Name: Lawrence A. Margolis
                                       Title:  Executive Vice President,
                                               Chief Financial Officer &
                                               Secretary


                                    ARRIS INTERACTIVE L.L.C.


                                    By:
                                       ----------------------------------------
                                       Name: Lawrence A. Margolis
                                       Title: Executive Vice President


                                    ANTEC ASSET MANAGEMENT COMPANY


                                    By:
                                       ----------------------------------------
                                       Name: Lawrence A. Margolis
                                       Title: President


                                    ANTEC LICENSING COMPANY


                                    By:
                                       ----------------------------------------
                                       Name: Lawrence A. Margolis
                                       Title:  President


                                    TEXSCAN CORPORATION


                                    By:
                                       ----------------------------------------
                                       Name: Lawrence A. Margolis
                                       Title: Chairman of the Board



                                      S-1
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                                    ELECTRONIC CONNECTOR CORPORATION OF ILLINOIS


                                    By:
                                       ----------------------------------------
                                       Name: Lawrence A. Margolis
                                       Title: Vice President


                                    POWER GUARD, INC.


                                    By:
                                       ----------------------------------------
                                       Name: Lawrence A. Margolis
                                       Title: Vice President


                                    ELECTRONIC SYSTEM PRODUCTS INC.


                                    By:
                                       ----------------------------------------
                                       Name: Lawrence A. Margolis
                                       Title: Vice President


                                    KEPTEL, INC.


                                    By:
                                       ----------------------------------------
                                       Name: Lawrence A. Margolis
                                       Title: Vice President


                                      S-2
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ACKNOWLEDGED AND AGREED:

THE CIT GROUP/BUSINESS CREDIT, INC.,
individually and as Administrative Agent and Collateral Agent


By:
   ------------------------------------------------
      Name: John F. Bohan
      Title:  Vice President


                                      S-3
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AMERICAN NATIONAL BANK AND
TRUST COMPANY OF CHICAGO


By:
   ------------------------------------------------
      Name:
      Title:


                                      S-4
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COMERICA BANK


By:
    ----------------------------------------
      Name:
      Title:


                                      S-5
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CONGRESS FINANCIAL CORPORATION
(SOUTHERN)


By:
   ------------------------------------------------
      Name:
      Title:


                                      S-6
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FLEET CAPITAL CORPORATION


By:
   ------------------------------------------------
      Name:
      Title:



                                      S-7
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GMAC COMMERCIAL CREDIT LLC


By:
   ------------------------------------------------
      Name:
      Title:


                                      S-8
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PNC BANK, NATIONAL ASSOCIATION


By:
   ------------------------------------------------
      Name:
      Title:


By:
   ------------------------------------------------
      Name:
      Title:


                                      S-9